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                                                                  EXHIBIT 99.3


                                                                                    EXHIBIT B


                               THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                      BOATMEN'S AUTO TRUST 1996-A DISTRIBUTION DATE STATEMENT TO
                                             NOTEHOLDERS
                                           AUGUST 15, 1996


Principal Distribution Amount
Class A-1 Notes:                        $10,740,115.53  ( $129.94 per $1,000 original principal amount)
Class A-2 Notes:                                 $0.00  (   $0.00 per $1,000 original principal amount)
Class A-3 Notes:                                 $0.00  (   $0.00 per $1,000 original principal amount)

Interest Distribution Amount
Class A-1 Notes:                           $409,434.51  (   $4.95 per $1,000 original principal amount)
Class A-2 Notes:                           $635,000.00  (   $5.29 per $1,000 original principal amount)
Class A-3 Notes:                           $429,433.35  (   $5.63 per $1,000 original principal amount)

Note Balance:
           Class A-1 Notes                                                              $71,914,788.47
           Class A-2 Notes                                                             $120,000,000.00
           Class A-3 Notes                                                              $76,343,707.00

Note Pool Factor:
           Class A-1 Notes                                                                   0.8700608
           Class A-2 Notes                                                                   1.0000000
           Class A-3 Notes                                                                   1.0000000

Certificate Balance                                                                     $11,624,943.00

Certificate Pool Factor                                                                      1.0000000

Servicing Fee                                                                              $242,186.30
Servicing Fee Per $1,000 Note                                                                    $0.83
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